Schedule A Accounts, Contracts, Funds Revised September 18, 2013

Name of Account

AES Private Placement VA Separate Account

Mutual Fund Account

PFL Corporate Account One

Retirement Builder Variable Annuity Account

Separate Account Fund B Separate Account Fund C Separate Account VA-2L Separate Account VA-2LNY Separate Account VA-6
Separate Account VA-6NY Separate Account VA-7
Separate Account VA-8

Separate Account VA AA Separate Account VA B Separate Account VA BNY Separate Account VA CC Separate Account VA FF Separate Account VA HH Separate Account VA Q Separate Account VA QNY Separate Account VA QQ Separate Account VA U Separate Account VA V Separate Account VL Separate Account VL A
Separate Account VUL-1 of Transamerica Life Insurance Company Separate Account VUL-2 of Transamerica Life Insurance Company Separate Account VUL-3 of Transamerica Life Insurance Company Separate Account VUL-4 of Transamerica Life Insurance Company Separate Account VUL-5 of Transamerica Life Insurance Company Separate Account VUL-6 of Transamerica Life Insurance Company Separate Account VUL-A
TA PPVUL 1

TFLIC Separate Account C TFLIC Series Annuity Account TFLIC Series Life Account TFLIC Separate Account VNY
Transamerica Corporate Separate Account Sixteen

Transamerica Occidental Separate Account Two

WRL Series Annuity Account WRL Series Annuity Account B WRL Series Life Account
WRL Series Life Account G

Name of Contract Advantage SE Advantage V Advantage VI Advantage X
Advisor’s EdgeSM NY Variable Annuity

Advisor’s Edge Select Private Placement Advisor’s Edge SelectSM Variable Annuity Advisor’s EdgeSM Variable Annuity Advisor’s EdgeSM Variable Annuity (NY)

Dreyfus/Transamerica Triple Advantage® Variable Annuity Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY) DWS Personal Pension Variable Annuity
DWS Personal Pension Variable Annuity (NY) Estate Enhancer Variable Life
Fund B Fund C

Huntington Allstar Select Immediate Income BuilderSM II Income EliteSM Variable Annuity

Income EliteSM Variable Annuity (NY) Inheritance Builder Plus

Janus Annuity Variable Annuity

Legacy Builder Plus

MEMBERS® ExtraSM Variable Annuity MEMBERS® FreedomSM Variable Annuity MEMBERS® LandmarkSM Variable Annuity MEMBERS® LibertySM Variable Annuity MEMBERS® Variable Annuity Series Partners Variable Annuity Series
Portfolio SelectSM Variable Annuity Premier Asset Builder Variable Annuity Prism Variable Annuity (A &B Units) Privilege Select Variable Annuity
Retirement Income Builder – BAI Variable Annuity Retirement Income Builder IISM Variable Annuity Retirement Income BuilderSM Variable Annuity SecurePathSM Variable Annuity
SecurePathSM NY Variable Annuity

TFLIC Financial Freedom Builder TFLIC Freedom Elite Builder TFLIC Freedom Elite Builder II
TFLIC Freedom Premier Variable Annuity

TFLIC Freedom Wealth Protector

The Atlas Portfolio Builder Variable Annuity

The Equity Protector

The One® Income AnnuitySM TransAccumulator® VUL TransAccumulator® VUL II Transamerica Access Variable Annuity Transamerica Advisor EliteSM II
Transamerica Advisor EliteSM Variable Annuity Transamerica Advisor EliteSM  Variable Annuity (NY) Transamerica AxiomSM II
Transamerica AxiomSM Variable Annuity Transamerica AxiomSM NY Variable Annuity Transamerica Bounty® Variable Annuity Transamerica Catalyst® Variable Annuity Transamerica Classic® Variable Annuity Transamerica Classic® Variable Annuity (NY) Transamerica Elite
Transamerica ExtraSM Variable Annuity Transamerica FreedomSM Variable Annuity Transamerica Income EliteSM II
Transamerica LandmarkSM Variable Annuity Transamerica LandmarkSM NY Variable Annuity Transamerica LibertySM Variable Annuity Transamerica LibertySM NY Variable Annuity Transamerica Lineage®
Transamerica Opportunity Builder Variable Annuity Transamerica Preferred Advantage Variable Annuity Transamerica PrincipiumSM III
Transamerica PrincipiumSM II Variable Annuity Transamerica PrincipiumSM II Variable Annuity (NY) Transamerica PrincipiumSM Variable Annuity Transamerica Retirement Income PlusSM
Transamerica SecurePathSM for Life Product Transamerica Traditions Variable Annuity Transamerica Tribute®

Transamerica Variable Annuity Series Transamerica Variable Annuity Series (NY) Transamerica Variable Annuity O-Share Transamerica Variable Annuity O-Share (NY)

TransEquity® TransEquity® II
TransMark Optimum Choice® Variable Annuity

TransSurvivorSM VUL TransUltra® VUL WRL Evolution

WRL Financial Freedom Builder WRL ForLife WRL Benefactor WRL Freedom Access® II
WRL Freedom Access Variable Annuity

WRL Freedom Advisor

WRL Freedom Asset Advisor

WRL Freedom Attainer Variable Annuity WRL Freedom Bellwether Variable Annuity WRL Freedom Conqueror Variable Annuity WRL Freedom Elite
WRL Freedom Elite Advisor

WRL Freedom Elite Builder and Associate Freedom Elite Builder

WRL Freedom Elite Builder II WRL Freedom Enhancer® II
WRL Freedom Enhancer Variable Annuity

WRL Freedom Equity Protector

WRL Freedom Multiple

WRL Freedom Premier® II

WRL Freedom Premier III Variable Annuity WRL Freedom Premier Variable Annuity WRL Freedom SP Plus
WRL Freedom Variable Annuity

WRL Freedom Wealth Creator Variable Annuity

WRL Freedom Wealth Protector

WRL Xcelerator, Xcelerator Focus, Xcelerator Exec

Name of Fund

Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.
Transamerica Aegon Active Asset Allocation – Conservative VP

Transamerica Aegon Active Asset Allocation – Moderate Growth VP Transamerica Aegon Active Asset Allocation – Moderate VP Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP

Transamerica Aegon U.S. Government Securities VP Transamerica AllianceBernstein Dynamic Allocation VP Transamerica Asset Allocation – Conservative VP Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP Transamerica Asset Allocation – Moderate Growth VP Transamerica Barrow Hanley Dividend Focused VP Transamerica BlackRock Global Allocation VP Transamerica BlackRock Tactical Allocation VP Transamerica BNP Paribas Large Cap Growth VP Transamerica Clarion Global Real Estate Securities VP Transamerica Hanlon Income VP
Transamerica ING Balanced Allocation VP Transamerica ING Conservative Allocation VP Transamerica ING Intermediate Bond VP Transamerica ING Large Cap Growth VP Transamerica ING Limited Maturity Bond VP Transamerica ING Mid Cap Opportunities VP Transamerica ING Moderate Growth Allocation VP Transamerica International Moderate Growth VP Transamerica Janus Balanced VP
Transamerica Jennison Growth VP Transamerica JPMorgan Core Bond VP Transamerica JPMorgan Enhanced Index VP Transamerica JPMorgan Mid Cap Value VP Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class

Shares)

Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class

Shares)

Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares) Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares) Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares) Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares) Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP Transamerica Morgan Stanley Mid-Cap Growth VP Transamerica Multi-Managed Balanced VP Transamerica PIMCO Real Return TIPS VP Transamerica PIMCO Tactical – Balanced VP Transamerica PIMCO Tactical – Conservative VP Transamerica PIMCO Tactical – Growth VP Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares) Transamerica Systematic Small/Mid Cap Value VP
Transamerica T. Rowe Price Small Cap VP Transamerica TS&W International Equity VP
Transamerica Vanguard ETF Portfolio – Aggressive Growth VP
    Transamerica Vanguard ETF Portfolio - Balanced VP Transamerica Vanguard ETF Portfolio - Conservative VP Transamerica Vanguard ETF Portfolio – Growth VP Transamerica WMC Diversified Growth VP
    Transamerica WMC Diversified Growth II VP